UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2024

FORIAN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40146	85-3467693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 400, Newtown, PA	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (267) 225-6263

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FORA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 31, 2024, Forian Inc. (the “Company”) entered into a Membership Interest Assignment Agreement (the “Assignment Agreement”), by and among Cowen Inc. (“Cowen”), IMcK Holdings LLC (“Minority Seller” and together with Cowen, the “Sellers”), Kyber Data Science, LLC (“Kyber”) and the Company, pursuant to which the Company acquired all outstanding equity interests of Kyber (the “Transferred Interests”) from the Sellers, effective October 31, 2024 (the “Transaction”).

Pursuant to the terms of the Assignment Agreement, at the closing, Sellers transferred and assigned all of the Transferred Interests to the Company in consideration of the Company’s assumption of Kyber’s ordinary course liabilities. The Assignment Agreement also contains a customary post-closing working capital adjustment, if applicable. All outstanding Class B Units of Kyber were cancelled prior to the closing of the Transaction and no consideration was paid to the Class B Unit holders.

The Assignment Agreement contains customary representations, warranties and covenants, as well as customary indemnification provisions and post-closing covenants, including regarding employees, the preparation of post-closing financial statements and the Company’s commitment to continue to support existing customers of Kyber.

The foregoing description of the Assignment Agreement is qualified in its entirety by reference to the text of the Assignment Agreement. The Assignment Agreement is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.01 to the extent required.

Item 8.01	Other Events.

On November 1, 2024, the Company issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1.

The information under Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

If required, the Company will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

If required, the Company will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.

2.1	Membership Interest Assignment Agreement, dated October 31, 2024.

99.1	Press Release dated November 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2024	FORIAN INC.

	By:	/s/ Edward Spaniel, Jr.
	Name:	Edward Spaniel, Jr.
	Title:	Executive Vice President, General Counsel and Secretary